UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  October 1, 2012

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas  75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

On October 1, 2012, Tenet Healthcare Corporation (the “Company”) issued a press release announcing that it had commenced a tender offer to purchase for cash on the terms set forth in an offer to purchase and related letter of transmittal, dated October 1, 2012, any and all of its outstanding 7.375% senior notes due 2013.  The Company refers investors participating in the tender offer to the tender offer documents for the complete terms of the tender offer. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 8.01                                             Other Events.

Announcement of Strategic and Financial Initiatives

The Company is undertaking a series of strategic and financial initiatives to accelerate growth and enhance shareholder value, including (i) near-term acquisitions, expected to total approximately $400 million, to enhance the Company’s primary business lines, (ii) authorization of a program to repurchase up to an aggregate amount of $500 million of the Company’s outstanding common stock, (iii) $800 million of new debt, as further described below, proceeds of which will reduce the outstanding balance on the Company’s bank line, contribute to the funding of near-term acquisitions, retire $216 million of 7.375% debt that matures in February 2013, as discussed in Item 7.01 above, and other general corporate purposes, and (iv) a one-for-four reverse stock split of the Company’s common stock, which shall commence trading on a split-adjusted basis on October 11, 2012.  A copy of the press release announcing the foregoing is attached to this report as Exhibit 99.2 and incorporated herein by reference.

Offering of Senior Secured and Unsecured Notes

On October 1, 2012, the Company issued a press release announcing that it had commenced a private offering of $500 million in aggregate principal amount of senior secured notes due 2020 and $300 million in aggregate principal amount of senior unsecured notes due 2020.  A copy of the press release is attached to this report as Exhibit 99.3 and incorporated herein by reference. On October 1, 2012, the Company issued a press release announcing the pricing of its offering of senior secured notes due 2020 and senior unsecured notes due 2020. A copy of the press release is attached to this report as Exhibit 99.4 and incorporated herein by reference.

Acquisition of InforMed Health Care Solutions

On October 1, 2012, Conifer Health Solutions, LLC, a subsidiary of the Company, issued a press release announcing it has entered into a definitive agreement to acquire InforMed Health Care Solutions.  A copy of the press release is attached to this report as Exhibit 99.5 and incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press Release issued on October 1, 2012
99.2	Press Release issued on October 1, 2012
99.3	Press Release issued on October 1, 2012
99.4	Press Release issued on October 1, 2012
99.5	Press Release issued on October 1, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: October 1, 2012
	By:	/s/ Paul A. Castanon
		Name:	Paul A. Castanon
		Title:	Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on October 1, 2012

99.2	Press Release issued on October 1, 2012

99.3	Press Release issued on October 1, 2012

99.4	Press Release issued on October 1, 2012

99.5	Press Release issued on October 1, 2012